Exhibit 10.25

AMENDMENT NO. 3 TO Amended and Restated CREDIT AGREEMENT

This Amendment No. 3 to Amended and Restated Credit Agreement (“Amendment”) is made as of March 7, 2016 (“Amendment No. 3 Effective Date”) among MANITEX INTERNATIONAL, INC., a Michigan corporation, MANITEX, INC., a Texas corporation, MANITEX SABRE, INC., a Michigan corporation, and BADGER EQUIPMENT COMPANY, a Minnesota corporation (each, individually a “US Borrower,” and collectively the “US Borrowers”) and MANITEX LIFTKING, ULC, an Alberta company (the “Canadian Borrower” and, together with the US Borrowers, the “Borrowers” and each individually, a “Borrower”) and the other Credit Parties (as defined in the Credit Agreement, defined below) and COMERICA BANK, a  Texas banking association (in its individual capacity, “Comerica”), as US Agent, US Swing Line Lender, US Issuing Lender and a US Lender, COMERICA BANK, a Texas banking association and authorized foreign bank under the Bank Act (Canada), through its Toronto branch (in its individual capacity, “Comerica Canada”) as Canadian Agent, Canadian Swing Line Lender, Canadian Issuing Lender and a Canadian Lender, FIFTH THIRD BANK, an Ohio banking corporation, as a US Lender and a Canadian Lender (Canadian Lenders, Canadian Swing Line Lender, US Lenders and US Swing Line Lender are sometimes referred to herein collectively as the “Lenders”).

PRELIMINARY STATEMENT

The Borrowers, the Credit Parties (as defined in the Credit Agreement), US Agent, Canadian Agent and the Lenders entered into that certain Amended and Restated Credit Agreement dated January 9, 2015 as amended by an Amendment No. 1 to Amended and Restated Credit Agreement dated as of March 25, 2015 and an Amendment No. 2 to Amended and Restated Credit Agreement dated as of October 30, 2015 (as amended, the “Credit Agreement”) providing terms and conditions governing certain loans and other credit accommodations extended by the US Agent, Canadian Agent and Lenders to Borrowers (the “Obligations”).

Borrowers, US Agent, Canadian Agent and the Lenders have agreed to amend the terms of the Credit Agreement as provided in this Amendment.

AGREEMENT

1.Defined Terms. In this Amendment, capitalized terms used without separate definition shall have the meanings given them in the Credit Agreement.

2.Amendment.

2.1The following term and its definition are hereby added to Section 1.1 of the Credit Agreement:

“Annualized” shall mean (i) for the determination made on December 31, 2015, the actual amount for the twelve month period then ended, (ii) for determinations made after December 31, 2015 but prior to December 31, 2016, the actual amount of the time to be annualized multiplied by a fraction, the numerator which is 12 and the denominator of which is the number of months completed as of the date of determination since January 1, 2016 (rounded to the nearest integer, if not otherwise an integer) and (iii) for determinations made as of and after December 31, 2016, the actual amount for the twelve month period then ended.

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2.2The following terms and their respective definitions contained in Section 1.1 of the Credit Agreement are hereby amended and restated in their entireties as follows:

“Applicable Measuring Period” shall mean (a) for the fiscal quarter ending December 31, 2015, the four quarter period ending on such date, (b) for the fiscal quarters ending March 31, 2016, June 30, 2016, and September 30, 2016, the period beginning on January 1, 2016 and ending on such date, and (c) for the fiscal quarter ending December 31, 2016, and each fiscal quarter thereafter, the four quarter period ending on such date.

“Consolidated Fixed Charge Coverage Ratio” shall mean as of any date of determination thereof, the ratio of (i) Consolidated Adjusted North American EBITDA, plus Net Repatriated Loan Proceeds (for greater certainty such Net Repatriated Loan Proceeds are added only to the extent such Net Repatriated Loan Proceeds are not included in the calculation of Consolidated Net Income), minus unfinanced Capital Expenditures, minus Distributions, all of the aforementioned calculated on an Annualized basis for the Applicable Measuring Period ending on such date, to (ii) Consolidated Fixed Charges for the Applicable Measuring Period ending on such date, calculated on an Annualized basis, all as determined on a consolidated basis for Parent and its Restricted Subsidiaries located in North America in accordance with GAAP.

“US Revolving Credit Aggregate Commitment” shall mean Thirty Five Million US Dollars (US$35,000,000), subject to reduction or termination under Sections 2.10, 2.11 or 9.2 hereof.

2.3Section 7.1 of the Credit Agreement is hereby amended by adding an “and” at the end of paragraph (c) and adding the following new paragraph (d):

“(d)for each calendar month, commencing with the month ending February 29, 2016, as soon as available, but in any event not later than the date that is thirty (30) days after the end of each month, a copy of the Parent prepared unaudited Consolidated and Consolidating balance sheets of the Parent and its Restricted Subsidiaries located in North America as at the end of such month and the related unaudited statements of income, with detailed financial statement schedules, stockholders equity and cash flows of the Parent and its Restricted Subsidiaries located in North America for the portion of the Fiscal Year through the end of such month, with comparisons to budget and narrative on results achieved, such statements to be in form and substance satisfactory to US Agent and to be certified by a Responsible Officer of the US Borrowers and Canadian Borrower as being fairly stated in all material respects;”

2.4Paragraph (b) of Section 7.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b)(i) Within fifteen (15) days after and as of the end of each bi-weekly period (commencing with the period ending March 14, 2016), or more frequently as reasonably requested by the US Agent or the Majority US Revolving Credit Lenders, a US Borrowing Base Certificate executed by a Responsible Officer of the US Borrowers; and (ii) within fifteen (15) days after and as of the end of each bi-weekly period (commencing with the period ending March 14, 2016), or more frequently as reasonably requested by the Canadian Agent or the Majority Canadian Revolving Credit Lenders, a Canadian Borrowing Base Certificate executed by a Responsible Officer of the Canadian Borrower;”

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2.5Paragraph (e) of Section 7.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(e)(i) Within fifteen (15) days after and as of the end of each bi-weekly period (commencing with the period ending March 14, 2016), including the last month of each Fiscal Year, or more frequently as requested by the US Agent or the Majority US Revolving Credit Lenders, (1) the monthly aging of the accounts receivable and accounts payable of the US Borrowing Base Obligors, and (2) an Inventory report of the US Borrowing Base Obligors; and (ii) within fifteen (15) days after and as of the end of each bi-weekly period (commencing with the period ending March 14, 2016), including the last month of each Fiscal Year, or more frequently as requested by the Canadian Agent or the Majority Canadian Revolving Credit Lenders, (i) the monthly aging of the accounts receivable and accounts payable of the Canadian Borrowing Base Obligors, and (ii) an Inventory report of the Canadian Borrowing Base Obligors;”

2.6Effective as of December 31, 2015, Section 7.9 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“7.9Financial Covenants.  US Borrowers shall maintain on a Consolidated basis the financial covenants set forth in this Section 7.9, tested on the last day of each fiscal quarter of Parent:

(a)Maintain, as of the last day of each fiscal quarter, for the Applicable Measuring Period then ending, a Consolidated Fixed Charge Coverage Ratio of not less than the amount set forth below for the periods indicated below, including the quarter ends indicated and each fiscal quarter end between such dates:

December 31, 2015	0.65 to 1.00
March 31, 2016	1.00 to 1.00
June 30, 2016 and each fiscal quarter end thereafter	1.20 to 1.00

(b)Maintain, as of the last day of each fiscal quarter, a Senior Secured First Lien North American Debt to Consolidated Adjusted North American EBITDA Ratio of not more than the amount set forth below for the periods indicated below, including the quarter ends indicated and each fiscal quarter end between such dates:

December 31, 2015	7.50 to 1.00
March 31, 2016	10.00 to 1.00
June 30, 2016 and each fiscal quarter end thereafter	2.75 to 1.00

(c)Maintain, as of the last day of each fiscal quarter, a Consolidated North American Total Debt to Consolidated Adjusted North American EBITDA Ratio of not more than the amount set forth below for the periods indicated below, including the quarter ends indicated and each fiscal quarter end between such dates:

December 31, 2015	11.50 to 1.00
March 31, 2016	15.00 to 1.00
June 30, 2016 and each fiscal quarter end thereafter	3.75 to 1.00”

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2.7Section 8.1(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b)any Debt set forth in Schedule 8.1(b) attached hereto, and any renewals or refinancing of such Debt provided that (i) the aggregate principal amount of such renewed or refinanced Debt shall not exceed the aggregate principal amount of the original Debt outstanding on February 22, 2016 (less any principal payments and the amount of any commitment reductions made thereon on or prior to such renewal or refinancing), (ii) the renewal or refinancing of such Debt shall be on substantially the same or better terms as in effect with respect to such Debt on February 22, 2016, and shall otherwise be in compliance with this Agreement, (iii) at the time of such renewal or refinancing no Default or Event of Default has occurred and is continuing or would result from the renewal or refinancing of such Debt, and (iv) the aggregate amount of such Debt including Capitalized Leases, but excluding Rental Fleet Debt, shall not exceed US$7,241,000 in the aggregate at any time;”

2.8Section 8.7(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d)except as provided in paragraph (i) below, Investments in Foreign Subsidiaries (excluding the Canadian Borrower, which investments are expressly permitted) and intercompany loans or intercompany Investments made by any Credit Party to or in any Guarantor or any Borrower; provided that, the aggregate amount of such Investments in Foreign Subsidiaries (excluding the Canadian Borrower, which investments are expressly permitted) and intercompany loans or intercompany Investments from time to time outstanding in respect thereof shall not exceed US$5,000,000, or the Equivalent Amount in Canadian Dollars, provided, further for the purpose of this calculation non-cash management fees shall not be included in the calculation; and provided, further, that in each case, no Default or Event of Default shall have occurred and be continuing at the time of making such intercompany loan or intercompany Investment or result from such intercompany loan or intercompany Investment being made and that any intercompany loans shall be evidenced by and funded under an Intercompany Note pledged to the Agent under the appropriate Collateral Documents;”

2.9The reference to “Manitex, Inc.” set forth in Section 8.16 of the Credit Agreement is deleted and replaced with “Manitex, LLC”.

2.10Annex II (Percentages and Allocations) to the Credit Agreement is hereby deleted and replaced in its entirety with Annex II attached hereto

2.11Schedule 8.1(b) (Debt) to the Credit Agreement is hereby deleted and replaced in its entirety with Schedule 8.1(b) attached hereto.

2.12Exhibit J (Form of Covenant Compliance Report) to the Credit Agreement is hereby deleted and replaced in its entirety with Exhibit J attached hereto.

3.Amendment Fee. On or before the Amendment No. 3 Effective Date, the US Agent shall have received from Borrowers a fully earned and non-refundable amendment fee equal to 0.20% of the sum of each Lender’s US Revolving Credit Commitment Amount (as amended by this Amendment), Term Loan Amount and Canadian Revolving Credit Commitment Amount.  Such amendment fee shall be paid on a ratable basis to each Lender that has provided its consent to this Amendment on or before March 4, 2016, by 4:00 p.m. (Eastern).

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4.Representations and Warranties. The Borrowers represent, warrant, and agree that:

(a)Except as expressly modified in this Amendment or as otherwise provided in writing by Borrowers to Lenders, the representations, warranties, and covenants set forth in the Credit Agreement and in each related document, agreement, and instrument remain true and correct, continue to be satisfied in all respects, and are legal, valid and binding obligations with the same force and effect as if entirely restated in this Amendment, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct as of such earlier date.

(b)When executed, the Credit Agreement, as amended by this Amendment will continue to constitute a duly authorized, legal, valid, and binding obligation of the Borrowers enforceable in accordance with its terms. The Credit Agreement, as amended, along with each related document, agreement and instrument, is ratified and confirmed and shall remain in full force and effect and the Credit Parties further represent and warrant that they have taken all actions necessary to authorize the execution and performance of such documents.

(c)There is no Default or Event of Default existing under the Credit Agreement, or any related document, agreement, or instrument, and no event has occurred or condition exists that is or, with the giving of notice or lapse of time or both, would be such a default.

(d)As applicable to each such Credit Party, the articles of incorporation, articles of formation, articles of amalgamation, bylaws, operating agreements and resolutions and incumbency certificates of the Borrowers and the Guarantors delivered to US Agent and Canadian Agent as of the Amendment No. 3 Effective Date and/or in connection the Prior Credit Agreement, have not been repealed, amended or modified since the date of delivery thereof and that same remain in full force and effect.

5.Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.

6.Governing Law. The parties agree that the terms and provisions of this Amendment shall be governed by and construed in accordance with the laws of the State of Michigan without regard to principles of conflicts of law.

7.No Defenses. The Credit Parties acknowledge, confirm, and warrant to US Agent, Canadian Agent and the Lenders that as of the date hereof the Credit Parties have absolutely no defenses, claims, rights of set-off, or counterclaims against US Agent, Canadian Agent and the Lenders under, arising out of, or in connection with, this Amendment, the Credit Agreement, the Loan Documents and/or the individual advances under the Obligations, or against any of the indebtedness evidenced or secured thereby.

8.Ratification. Except for the modifications under this Amendment, the parties ratify and confirm the Credit Agreement and the Loan Documents and agree that they remain in full force and effect.

9.Further Modification; No Reliance. This Amendment may be altered or modified only by written instrument duly executed by the Credit Parties and the Lenders. In executing this Amendment, the Credit Parties are not relying on any promise or commitment of US Agent, Canadian Agent and/or the Lenders that is not in writing signed by the applicable Agent and/or the Lenders.

10.Acknowledgment and Consent of Guarantors. Each of the US Credit Parties has guaranteed the payment and performance of the Obligations by Borrowers pursuant to Guaranty dated August 19, 2013 (the “Guaranty”) and with respect to North American Distribution, Inc. and North American Equipment, Inc. by way of joinder dated as of even date herewith (“Joinder Agreement”). Each of the Guarantors, by

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signing below, acknowledges and consents to the execution, delivery and performance of this Amendment, and agrees that the Guaranty and Joinder Agreement, as applicable, remains in full force and effect. Each of the Guarantors further represents that it is in compliance with all of the terms and conditions of its Guaranty or as applicable its Joinder Agreement.

11.Expenses. Borrowers shall promptly pay all out-of-pocket fees, costs, charges, expenses, and disbursements of US Agent, Canadian Agent and the Lenders incurred in connection with the preparation, execution, and delivery of this Amendment, and the other documents contemplated by this Amendment.

12.RELEASE.  BORROWERS AND GUARANTORS, IN EVERY CAPACITY, INCLUDING, BUT NOT LIMITED TO, AS SHAREHOLDERS, PARTNERS, OFFICERS, DIRECTORS, INVESTORS AND/OR CREDITORS OF BORROWERS AND/OR GUARANTORS, OR ANY ONE OR MORE OF THEM, HEREBY WAIVE, DISCHARGE AND FOREVER RELEASE AGENT AND LENDERS, AGENT’S AND LENDERS’ EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, STOCKHOLDERS, AFFILIATES AND SUCCESSORS AND ASSIGNS, FROM AND OF ANY AND ALL CLAIMS, CAUSES OF ACTION, DEFENSES, COUNTERCLAIMS OR OFFSETS AND/OR ALLEGATIONS ANY BORROWER AND/OR ANY GUARANTOR MAY HAVE OR MAY HAVE MADE OR WHICH ARE BASED ON FACTS OR CIRCUMSTANCES ARISING AT ANY TIME UP THROUGH AND INCLUDING THE DATE OF THIS AMENDMENT, WHETHER KNOWN OR UNKNOWN, AGAINST ANY OR ALL OF AGENT, LENDERS, AGENT’S AND/OR LENDERS’ EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, STOCKHOLDERS, AFFILIATES AND SUCCESSORS AND ASSIGNS.

13.WAIVER OF JURY TRIAL. THE LENDERS, THE AGENTS AND THE BORROWERS KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS Amendment OR ANY RELATED INSTRUMENT OR AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS Amendment OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTION OF ANY OF THEM.  NEITHER THE LENDERS, THE AGENTS NOR THE BORROWERS SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.  THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE LENDERS AND THE AGENTS OR THE BORROWERS EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

14.Effectiveness and Counterparts. This Amendment may be executed in as many counterparts as US Agent, Canadian Agent, the Lenders and the Borrowers deem convenient, and shall become effective upon delivery to US Agent and Canadian Agent of: (i) all executed counterparts hereof from the Lenders and from Borrowers and each of the Guarantors; (ii) receipt by Agent of all fees payable to Borrowers to Lenders and Agent as detailed herein and in the Fee Letter from Borrowers to Agent dated on or about the Amendment No. 3 Effective Date; (iii) the documents listed on the Closing Checklist attached hereto as Exhibit A; and (iv) any other documents or items which US Agent or Canadian Agent may require to carry out the terms hereof.

[Signature Pages Follow]

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[Signature Page - Amendment No. 3 to Amended and Restated Credit Agreement - Borrowers]

This Amendment No. 3 to Amended and Restated Credit Agreement is executed and delivered on the Amendment No. 3 Effective Date.

MANITEX INTERNATIONAL, INC.

By:	/s/ Andrew M. Rooke
Andrew M. Rooke
Its:	President

MANITEX, INC.

By:	/s/ Andrew M. Rooke
Andrew M. Rooke
Its:	President

MANITEX SABRE, INC.

By:	/s/ Andrew M. Rooke
Andrew M. Rooke
Its:	Vice President

BADGER EQUIPMENT COMPANY

By:	/s/ Andrew M. Rooke
Andrew M. Rooke
Its:	Vice President

MANITEX LIFTKING, ULC

By:	/s/ Andrew M. Rooke
Andrew M. Rooke
Its:	Vice President

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[Signature Page- Amendment No. 3 to Amended and Restated Credit Agreement – Comerica Bank]

COMERICA BANK

By:	/s/ Sarah R. Miller
Sarah R. Miller
Its:	Vice President & Alternate Group Manager

COMERICA BANK, as US Lender, as US Issuing Lender, and as US Swing Line Lender

By:	/s/ Sarah R. Miller
Sarah R. Miller
Its:	Vice President & Alternate Group Manager

COMERICA BANK, as Canadian Agent

By:	/s/ Prashant Prakash
Prashant Prakash
Its:	Portfolio Risk Manager

COMERICA BANK, as Canadian Lender,
As Canadian Issuing Lender, and as Canadian Swing Line Lender

By:	/s/ Prashant Prakash
Prashant Prakash
Its:	Portfolio Risk Manager

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[Signature Page - Amendment No. 3 to Amended and Restated Credit Agreement – US Lender]

FIFTH THIRD BANK, as US Lender

By:	/s/ David Peura
David Peura
Its:	Director & Vice President

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[Signature Page - Amendment No. 3 to Amended and Restated Credit Agreement - Canadian Lender]

FIFTH THIRD BANK, an authorized foreign
bank under the Bank Act (Canada), as Canadian Lender

By:	/s/ Ramin Ganjavi
Ramin Ganjavi
Its:	Director

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[Signature Page - Amendment No. 3 to Amended and Restated Credit Agreement - Guarantors]

GUARANTORS:
MANITEX INTERNATIONAL, INC.		MANITEX, INC.

By:	/s/ Andrew M. Rooke	By:	/s/ Andrew M. Rooke
	Andrew M. Rooke		Andrew M. Rooke
Its:	President	Its:	President

MANITEX SABRE, INC.		BADGER EQUIPMENT COMPANY

By:	/s/ Andrew M. Rooke	By:	/s/ Andrew M. Rooke
	Andrew M. Rooke		Andrew M. Rooke
Its:	Vice President	Its:	Vice President

MANITEX, LLC		LIFTKING, INC.

By:	/s/ Andrew M. Rooke	By:	/s/ Andrew M. Rooke
	Andrew M. Rooke		Andrew M. Rooke
Its:	Vice President	Its:	President

NORTH AMERICAN DISTRIBUTION, INC.		NORTH AMERICAN EQUIPMENT, INC.

By:	/s/ Andrew M. Rooke	By:	/s/ Andrew M. Rooke
	Andrew M. Rooke		Andrew M. Rooke
Its:	Vice President	Its:	Vice President

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EXHIBIT “A”

DOCUMENTATION CHECKLIST

US Borrowers:	Manitex International, Inc., a Michigan corporation Manitex, Inc. a Texas corporation Manitex Sabre, Inc., a Michigan corporation Badger Equipment Company, a Minnesota corporation
Canadian Borrower:	Manitex Liftking, ULC, an Alberta company
Agent:	Comerica Bank, as US Agent for all Lenders Comerica Bank, as Canadian Agent for all Canadian Lenders
Guarantors:

Liftking, Inc. (with respect to debt of all Borrowers)
Manitex, LLC (with respect to debt of all Borrowers)
All US Borrowers (with respect to debt of Canadian Borrower)
North American Distribution, Inc. (with respect to debt of all Borrowers)
North American Equipment, Inc. (with respect to debt of all Borrowers)

Subordinated Creditors:	Terex Corporation, MI Convert Holdings LLC and Invemed Associates LLC a New York limited liability company
Transaction:	Amendment No. 3 to Amended and Restated Credit Agreement
Closing Date:	March 7, 2016

Exhibit A to Amendment No. 3 to Amended and Restated Credit Agreement

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ITEM	SOURCE	NOTES / STATUS	Ordered/ Drafted
I. LOAN DOCUMENTATION
Primary Loan Documents
1. Summary of Amended Terms and Conditions	Bodman	9148706	☒
2. Amendment No. 3 to Amended and Restated Credit Agreement	Bodman	9222014	☒
3. Post-Closing Agreement		9225724	☒
4. Amendment No. 3 to Security Agreement	Bodman	8509071	☒
5. Grant of Security Interest in Trademarks	Bodman	8490726	☒
6. Closing Certificate	Bodman	9216106	☒
Collateral Instruments/Agreements
7. Reaffirmation of: a. Terex Subordination Agreement b. Terex Lien Subordination	Bodman	a. 9216128 b. 9216141	☒ ☒
8. Reaffirmation of Subordination Agreement (MI Convert Holdings LLC and Invemed Associates LLC)	Bodman	9216139	☒

Exhibit A to Amendment No. 3 to Amended and Restated Credit Agreement

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Annex II
Percentages and Allocations
Revolving Credit Facilities

Lenders	US Revolving Credit Percentage	US Revolving Credit Allocations	Canadian Revolving Credit Percentage	Canadian Revolving Credit Allocations	Term Loan Percentage	Term Loan Allocations	Total Allocations	Weighted Percentage
Comerica Bank	58%	US$20,300,000.00	58%	US$6,960,000.00	58%	US$551,000.00	US$27,811,000.00	58%
Fifth Third Bank	42%	US$14,700,000.00	42%	US$5,040,000.00	42%	US$399,000.00	US$20,139,000.00	42%
TOTALS	100%	US$35,000,000.00	100%	US$12,000,000.00	100%	US$950,000.00	US$47,950,000.00	100%

Annex II to Amendment No. 3 to Amended and Restated Credit Agreement

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Schedule 8.1(b)

Debt

Credit Party	Outstanding Balance	Creditor
Manitex International, Inc.	$701,000	Promissory Note to PIFS Corporation
	$250,000	Promissory Note to Terex Corporation
	$5,399,000	Capital lease—Georgetown facility Landlord
	$500,000	Capital lease —Winona facility Landlord
	$56,000	Miscellaneous Capital Leases
	$197,000	Columbia – Inventory
	$138,000	Columbia – Equipment

Schedule 8.1(b) to Amendment No. 3 to Amended and Restated Credit Agreement

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Exhibit J

FORM OF COVENANT COMPLIANCE REPORT

TO:Comerica Bank, as Agent

RE:

Amended and Restated Credit Agreement dated as of January 8, 2015 (as amended, supplemented, amended and restated or otherwise modified from time to time the “Credit Agreement”) by and among MANITEX INTERNATIONAL, INC., a Michigan corporation, MANITEX, INC., a Texas corporation, MANITEX SABRE, INC., a Michigan corporation,  BADGER EQUIPMENT COMPANY, a Minnesota corporation and MANITEX LOAD KING, INC., a Michigan corporation (collectively the “US Borrowers”) and MANITEX LIFTKING, ULC, an Alberta unlimited liability corporation (the “Canadian Borrower” and together with the US Borrowers, collectively, the “Borrowers”), the other Credit Parties (as defined in the Credit Agreement) from time to time party thereto, the financial institutions from time to time signatory thereto, Comerica Bank, a Texas banking association, in its capacity as US Agent (as defined in the Credit Agreement and referred to herein as the “US Agent”), for and on behalf of the US Lenders (as defined in the Credit Agreement), Comerica Bank, a Texas banking association and authorized foreign bank under the Bank Act (Canada), in its capacity as the Canadian Agent (as defined in the Credit Agreement and referred to herein as the “Canadian Agent”, together with US Agent, collectively “Agent”), for and on behalf of the Canadian Lenders (as defined in the Credit Agreement)

This Covenant Compliance Report (“Report”) is furnished pursuant to Section 7.2(a) of the Credit Agreement and sets forth various information as of ______________, 20___ (the “Computation Date”).

1.

Consolidated Fixed Charge Coverage Ratio (Section 7.9 (a)).  On the Computation Date, the Consolidated Fixed Charge Coverage Ratio, which is required to be not less than the amount set forth below for the fiscal quarter ends indicated:

December 31, 2015	0.65 to 1.00
March 31, 2016	1.00 to 1.00
June 30, 2016 and each fiscal quarter end thereafter	1.20 to 1.00

was ______ to 1.00, as computed in the supporting documents attached hereto as Schedule 1.

2.

Senior Secured First Lien North American Debt to Consolidated Adjusted North American EBITDA Ratio (Section 7.9 (b)).  On the Computation Date, the Senior Secured First Lien North American Debt to Consolidated Adjusted North American EBITDA Ratio, which is required to be not more than the amount set forth below for the fiscal quarter ends indicated:

December 31, 2015	7.50 to 1.00
March 31, 2016	10.00 to 1.00
June 30, 2016 and each fiscal quarter end thereafter	2.75 to 1.00

was ______ to 1.00, as computed in the supporting documents attached hereto as Schedule 2.

3.	Consolidated North American Total Debt to Consolidated Adjusted North American EBITDA Ratio (Section 7.9(c)). On the Computation Date, the Consolidated North American Total Debt

Exhibit J to Amendment No. 3 to Amended and Restated Credit Agreement

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to Consolidated Adjusted North American EBITDA Ratio, which is required to be not more than the amount set forth below for the fiscal quarter ends indicated:

December 31, 2015	11.50 to 1.00
March 31, 2016	15.00 to 1.00
June 30, 2016 and each fiscal quarter end thereafter	3.75 to 1.00”

was ______ to 1.00, as computed in the supporting documents attached hereto as Schedule 3.

4.

Capital Expenditures (Section 8.6).  On the Computation Date, Capital Expenditures, which were required to be not more than US$3,000,000 (or the Equivalent Amount in Canadian Dollars) in the aggregate for the Fiscal Year in which the Computation Date occurs, were US$_____________ in the aggregate to date for the Fiscal Year in which the Computation Date occurs, as evidenced in the supporting documentation attached as Schedule 4.

The US Borrowers’ Representative hereby certifies that:

A.To the best of my knowledge, all of the information set forth in this Report (and in any Schedule attached hereto) is true and correct in all material respects.

B.To the best of my knowledge, the representations and warranties of the Credit Parties contained in the Credit Agreement and in the Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and at the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specific date, in which case such representations and warranties were true and correct in all material respects as of the date when made.

C.I have reviewed the Credit Agreement and this Report is based on an examination sufficient to assure that this Report is accurate.

D.To the best of my knowledge, except as stated in Schedule 5 hereto (which shall describe any existing Default or Event of Default and the notice and period of existence thereof and any action taken with respect thereto or contemplated to be taken by Borrowers or any other Credit Party), no Default or Event of Default has occurred and is continuing on the date of this Report.

Capitalized terms used in this Report and in the Schedules hereto, unless specifically defined to the contrary, have the meanings given to them in the Credit Agreement.

IN WITNESS WHEREOF, Borrowers have caused this Report to be executed and delivered by the US Borrowers’ Representative this ______ day of __________________, ____.

MANITEX INTERNATIONAL, INC.

By:
Its:

Exhibit J to Amendment No. 3 to Amended and Restated Credit Agreement

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